FILED
06 AUG 11 PM 2:03
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

AMENDMENT TO THE ARTICLES OF INCORPORATION OF ULTRASTRIP SYSTEMS, INC.

Pursuant to Section 607.1006 of the Florida Business Corporation Act, UltraStrip Systems, Inc., a Florida corporation (the "Corporation") certifies that:

1. The original Articles of Incorporation of the Corporation were filed on April 2, 1998. The Corporation's document number is P98000030606.

2. Pursuant to Sections 607.1003 of Florida Business Corporation Act, the amendment herein set forth has been duly adopted by the Board of Directors and the number of votes cast for such amendment by the shareholders of the Corporation was sufficient for approval.

3. The Articles of Incorporation of the Corporation are amended as follows:

a. Article I shall be deleted and the following inserted in lieu thereof:

ARTICLE I. Name

The name of the Corporation shall be Ecosphere Technologies, Inc.

b. Article III shall be deleted and the following inserted in lieu thereof:

The total number of shares of common stock which the Corporation shall have authority to issue is 150,000,000 shares of common stock, $0.01 par value per share.

4. This Amendment was approved by the shareholders on August 9, 2006.

IN WITNESS WHEREOF, the undersigned has executed this amendment to the Articles of Incorporation as of the 9th day of August, 2006.

ULTRASTRIP SYSTEMS, INC.

By: [signature]
J.C. Rushing III, Chief Financial Officer

G:\UltraStrip\Corporate Documents\Articles of Amendment - Name Change and Authorized Share Increase.doc

ASSIGNMENT

INVENTOR/ASSIGNOR: Dennis McGuire
Status: an individual
Address: 2948 S.E. Monroe Street
City: Stuart State/Zip: FL 34997

ASSIGNEE: Ultrastrip Systems, Inc.
Status: a Florida Corporation
Address: P.O. Box 2173
City: Stuart State/Zip: FL 34995

TITLE OF INVENTION: METHOD OF ROBOTIC AUTOMOBILE PAINT STRIPPING
U.S. APPLICATION SERIAL NO.: 09/503,726
FILED: June 23, 2000

The Assignor having made the above invention and filed application for Letters Patent of the United States thereon, and the Assignee being desirous of acquiring the same; in consideration of One Dollar ($1.00) and other good and valuable consideration, the Assignor hereby assigns to the Assignee, including its successors, assigns, heirs, administrators, all of the Assignor's right, title and interest in and to the invention and the patent application therefore identified herein and to any and all patents which may evolve therefrom;

The Assignor assigns all of his right, title and interest in and to said invention in all foreign countries, and all applications for Letters Patent in foreign countries on said invention and any Letters Patent which may evolve therefrom, including the right to claim International Convention priority; and in and to, all Letters Patent to be obtained for said invention by the above application or any continuation, division, renewal, or substitute thereof, and as to letters patent any reissue or re-examination thereof;

The Assignor agrees to execute any papers or perform any acts required to establish, vest or protect the Assignee's rights therein or required by Assignee to obtain said patent, without any additional payment therefor, but without any expense to Assignor.

Date: 7-09-01

INVENTOR/ASSIGNOR

Docket No. 2016.002

Attorney Docket No. 2016.015

ASSIGNMENT

ASSIGNOR: Dennis McGuire
Status: An individual
Address: 3231 SE St. Lucie Boulevard
City: Stuart State/Zip: Florida 34997

ASSIGNEE: UltraStrip Systems, Inc.
Status: Corporation
Address: 3515 SE Lionel Terrace
City: Stuart State/Zip: Florida 34996

TITLE OF INVENTION: HIGH IMPACT WATERJET NOZZLE
U.S. Patent Application No: 10/272,116 U.S. Filing Date: 10/16/2002

The Assignor having made the above invention and filed application for Letters Patent of the United States thereon, and the Assignee being desirous of acquiring the same; in consideration of One Dollar ($1.00) and other good and valuable consideration, the Assignor hereby assigns to the Assignee, including its successors, assigns, heirs, administrators, all of the Assignor's right, title and interest in and to the invention and the patent application therefore identified herein and to any and all patents which may evolve therefrom;

The Assignor assigns all of his right, title and interest in and to said invention in all foreign countries, and all applications for Letters Patent in foreign countries on said invention and any Letters Patent which may evolve therefrom, including the right to claim International Convention priority; and in and to, all Letters Patent to be obtained for said invention by the above application or any continuation, division, renewal, or substitute thereof, and as to letters patent any reissue or re-examination thereof;

The Assignor agrees to execute any papers or perform any acts required to establish, vest or protect the Assignee's rights therein or required by Assignee to obtain said patent, without any additional payment therefor, but without any expense to Assignor.

Date: 07-10-06

[signature]
Dennis McGuire

STATE OF Florida)
)
COUNTY OF MARTIN)

Before me this 10 day of July 2006, personally appeared ✓, the above named individual, to me known to be the person described in, and who executed the foregoing assignment instrument and acknowledge to me that he executed the same on his own free will for the purpose therein expressed.

[signature]
Notary Public

[Notary seal: DAVID L. DOWN, MY COMMISSION EXPIRES, NOTARY PUBLIC, STATE OF FLORIDA]

Attorney Docket No. 2016.016

ASSIGNMENT

ASSIGNOR: Dennis McGuire
Status: An individual
Address: 3231 SE St. Lucie Boulevard
City: Stuart State/Zip: Florida 34997

ASSIGNEE: UltraStrip Systems, Inc.
Status: Corporation
Address: 3515 SE Lionel Terrace
City: Stuart State/Zip: Florida 34996

TITLE OF INVENTION: ROBOTIC PAINT/SURFACE COATING REMOVAL APPARATUS

U.S. Patent Application No: 10/300,320 U.S. Filing Date: November 19, 2002

The Assignor having made the above invention and filed application for Letters Patent of the United States thereon, and the Assignee being desirous of acquiring the same; in consideration of One Dollar ($1.00) and other good and valuable consideration, the Assignor hereby assigns to the Assignee, including its successors, assigns, heirs, administrators, all of the Assignor's right, title and interest in and to the invention and the patent application therefore identified herein and to any and all patents which may evolve therefrom;

The Assignor assigns all of his right, title and interest in and to said invention in all foreign countries, and all applications for Letters Patent in foreign countries on said invention and any Letters Patent which may evolve therefrom, including the right to claim International Convention priority; and in and to, all Letters Patent to be obtained for said invention by the above application or any continuation, division, renewal, or substitute thereof, and as to letters patent any reissue or re-examination thereof;

The Assignor agrees to execute any papers or perform any acts required to establish, vest or protect the Assignee's rights therein or required by Assignee to obtain said patent, without any additional payment therefor, but without any expense to Assignor.

Date: 12-05-03

Dennis McGuire

ASSIGNMENT

ASSIGNOR:	Dennis McGuire		
	Status:	an individual	
	Address:	3515 SE Lionel Terrace	
	City:	Stuart	State/Zip: FL 34997

ASSIGNEE:	Ecosphere Technologies, Inc.		
	Status:	a Delaware corporation	
	Address:	3515 SE Lionel Terrace	
	City:	Stuart	State/Zip: FL 34997

TITLE OF INVENTION: PORTABLE, SELF-SUSTAINING POWER STATION
U.S. PATENT SERIAL NO.: 11/965,422 U.S. FILING DATE: December 27, 2007
ATTY DOCKET NO.: 2016.029

WHEREAS, the Assignor having made the above invention and filed application for Letters Patent of the United States thereon, and the Assignee is desirous of acquiring the same. In consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor hereby assigns to the Assignee, including its successors, assigns, heirs, administrators, all of the Assignor's rights, title and interest in and to the invention and the patent application therefore identified herein and to any and all patents which may evolve therefrom;

NOW, THEREFORE, Assignor intending to be legally bound, hereby assigns, transfers and delivers unto Assignee, its successors, legal representatives and assigns, all rights, title and interest in, to and under the Patent Application, including all other rights associated with the invention, including, without limitation, the right to sue for and collect damages for any past infringement of the Patents, and all patent applications related thereto including, but not limited to, all provisionals, non-provisionals, divisionals, continuations, continuations-in-part, substitutes, reexaminations, reissues and all other applications for patent which have been or shall be filed in the United States and all foreign countries on the inventions based upon the invention; all original, reissued and reexamined patents and extensions thereof which have been or shall be issued in the United States and all foreign countries on the invention to the full end of the term or terms for which the Patents may be granted, as fully and entirely as the same would have been held by the undersigned Assignor had this Agreement

not been made; and specifically including all rights of priority created by the Patent under any treaty, convention or law relating thereto.

Assignor agrees, when requested, to carry out in good faith the intent and purpose of this Agreement, to execute and deliver to Assignee, all non-provisionals, divisionals, continuations, continuations-in-part, substitutes, reexaminations, reissues, and all other patent applications on the inventions; all lawful oaths, declarations, assignments, powers of attorney and other papers; communicate to Assignee all facts known to Assignor relating to the invention and the history thereof; and generally do everything possible which Assignee shall consider desirable for vesting title to the invention in Assignee, and for securing, maintaining and enforcing proper patent protection for the inventions; the Assignor agrees to execute any papers or perform any acts required to establish, vest or protect the Assignee's rights therein or required by Assignee to obtain said patent, without any additional payment therefor, but without any expense to Assignor.

Date: 8-23-10

Inventor: ______________________
Dennis McGuire

STATE OF Florida)
)
COUNTY OF MARTIN)

Before me this 23 day of AUGUST 2010, personally appeared Dennis McGuire, the above named individual, to me known to be the person described in, and who executed the foregoing assignment instrument and acknowledge to me that he executed the same on his own free will for the purpose therein expressed.

Notary Public

Personally known ✓

or Product Identification ______________
Type of Identification Produced ______________

ASSIGNMENT

ASSIGNOR:	Dennis McGuire			
	Status:	an individual		
	Address:	3231 SE St. Lucie Boulevard		
	City:	Stuart	State/Zip:	FL 34997

ASSIGNOR:	Sanjeev Jakhete			
	Status:	an individual		
	Address:	3515 SE Lionel Terrace		
	City:	Stuart	State/Zip:	FL 34996

ASSIGNEE:	Ecosphere Technologies, Inc.			
	Status:	a Florida corporation		
	Address:	3515 SE Lionel Terrace		
	City:	Stuart	State/Zip:	FL 34997

TITLE OF INVENTION: ENHANCED WATER TREATMENT FOR RECLAMATION OF WASTE FLUIDS AND INCREASED EFFICIENCY TREATMENT OF POTABLE WATERS
U.S. PATENT SERIAL NO.:_______________ U.S. FILING DATE: _______________

The Assignors having made the above invention and filed application for Letters Patent of the United States thereon, and the Assignee being desirous of acquiring the same; in consideration of One Dollar ($1.00) and other good and valuable consideration, the Assignors hereby assign to the Assignee, including its successors, assigns, heirs, administrators, all of the Assignors' right, title and interest in and to the invention and the patent application therefore identified herein and to any and all patents which may evolve therefrom;

The Assignors assign all of their right, title and interest in and to said invention in all foreign countries, and all applications for Letters Patent in foreign countries on said invention and any Letters Patent which may evolve therefrom, including the right to claim International Convention priority; and in and to, all Letters Patent to be obtained for said invention by the

above application or any continuation, division, renewal, or substitute thereof, and as to letters patent any reissue or re-examination thereof;

The Assignors agree to execute any papers or perform any acts required to establish, vest or protect the Assignee's rights therein or required by Assignee to obtain said patent, without any additional payment therefor, but without any expense to Assignor.

Date: 8/2/07 [signature]
Dennis McGuire

Date: 8/2/07 [signature]
Sanjeev Jakhete

STATE OF Florida)
)
COUNTY OF Martin)

Before me this 2 day of August 2007, personally appeared Dennis McGuire and Sanjeev Jakhete, the above named individual, to me known to be the person described in, and who executed the foregoing assignment instrument and acknowledge to me that he executed the same on his own free will for the purpose therein expressed.

[signature]
Notary Public

Personally known ______
or Product Identification X
Type of Identification Produced FL DL

DAWNA M. BENSON
Notary Public - State of Florida
My Commission Expires Jun 1, 2009
Commission # DD 436261

ASSIGNMENT

ASSIGNOR:	Dennis McGuire			
	Status:	an individual		
	Address:	3231 SE St. Lucie Boulevard		
	City:	Stuart	State/Zip:	FL 34997
ASSIGNOR:	Sanjeev Jakhete			
	Status:	an individual		
	Address:	3515 SE Lionel Terrace		
	City:	Stuart	State/Zip:	FL 34997
ASSIGNEE:	Ecosphere Technologies, Inc.			
	Status:	a Florida corporation		
	Address:	3515 SE Lionel Terrace		
	City:	Stuart	State/Zip:	FL 34997

TITLE OF INVENTION: ENHANCED WATER TREATMENT FOR RECLAMATION OF WASTE FLUIDS AND INCREASED EFFICIENCY TREATMENT OF POTABLE WATERS
U.S. PATENT SERIAL NO.:__________ U.S. FILING DATE:__________
ATTY DOCKET NO.: 2016.041

WHEREAS, the Assignors having made the above invention and filed application for Letters Patent of the United States thereon, and the Assignee is desirous of acquiring the same. In consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignors hereby assign to the Assignee, including its successors, assigns, heirs, administrators, all of the Assignors' rights, title and interest in and to the invention and the patent application therefore identified herein and to any and all patents which may evolve therefrom;

NOW, THEREFORE, Assignors intending to be legally bound, hereby assign, transfer and deliver unto Assignee, its successors, legal representatives and assigns, all rights, title and interest in, to and under the Patent Application, including all other rights associated with the invention, including, without limitation, the right to sue for and collect damages for any past infringement of the Patents, and all patent applications related thereto including, but not limited to, all provisionals, non-

provisionals, divisionals, contimutations, continutations-in-part, substitutes, reexaminations, reissues and all other applications for patent which have been or shall be filed in the United States and all foreign countries on the inventions based upon the invention; all original, reissued and reexamined patent's and extensions thereof which have been or shall be issued in the United States and all foreign countries on the invention to the full end of the term or terms for which the Patents may be granted, as fully and entirely as the same would have been held by the undersigned Assignors had this Agreement not been made; and specifically including all rights of priority created by the Patent under any treaty, convention or law relating thereto.

Assignors agree, when requested, to carry out in good faith the intent and purpose of this Agreement, to execute and deliver to Assignee, all non-provisionals, divisionals, continuations, continuations-in-part, substitutes, reexaminations, reissues, and all other patent applications on the inventions; all lawful oaths, declarations, assignments, powers of attorney and other papers; communicate to Assignee all facts known to Assignors relating to the invention and the history thereof; and generally do everything possible which Assignee shall consider desirable for vesting title to the invention in Assignee, and for securing, maintaining and enforcing proper patent protection for the inventions; the Assignors agree to execute any papers or perform any acts required to establish, vest or protect the Assignee's rights therein or required by Assignee to obtain said patent, without any additional payment therefor, but without any expense to Assignors.

Date: 03-06-09 Inventor: ____________
Dennis McGuire

Date: 03/06/09 Inventor: ____________
Sanjeev Jakhete

STATE OF)
)
COUNTY OF)

Before me this 06 day of MARCH 2009, personally appeared Dennis McGuire and Sanjeev Jakhete, the above named individuals, to me known to be the persons described in, and who executed the foregoing assignment instrument and acknowledge to me that they executed the same on their own free will for the purpose therein expressed.

Notary Public ____________

Personally known ✓ ____________

or Product Identification ____________
Type of Identification Produced ____________

ASSIGNMENT

ASSIGNOR:	Dennis McGuire		
	Status:	an individual	
	Address:	3231 SE St. Lucie Boulevard	
	City:	Stuart	State/Zip: FL 34997
ASSIGNOR:	Sanjeev Jakhete		
	Status:	an individual	
	Address:	3515 SE Lionel Terrace	
	City:	Stuart	State/Zip: FL 34997
ASSIGNEE:	Ecosphere Technologies, Inc.		
	Status:	a Florida corporation	
	Address:	3515 SE Lionel Terrace	
	City:	Stuart	State/Zip: FL 34997

TITLE OF INVENTION: REAL-TIME PROCESSING OF WATER FOR HYDRAULIC FRACTURE TREATMENTS USING A TRANSPORTABLE FRAC TANK
U.S. PATENT SERIAL NO.:__________ U.S. FILING DATE:__________
ATTY DOCKET NO.: 2016.042

WHEREAS, the Assignors having made the above invention and filed application for Letters Patent of the United States thereon, and the Assignee is desirous of acquiring the same. In consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignors hereby assign to the Assignee, including its successors, assigns, heirs, administrators, all of the Assignors' rights, title and interest in and to the invention and the patent application therefore identified herein and to any and all patents which may evolve therefrom;

NOW, THEREFORE, Assignors intending to be legally bound, hereby assign, transfer and deliver unto Assignee, its successors, legal representatives and assigns, all rights, title and interest in, to and under the Patent Application, including all other rights associated with the invention, including, without limitation, the right to sue for and collect damages for any past infringement of the Patents, and all patent applications related thereto including, but not limited to, all provisionals, non-

provisionals, divisionals, continutations, continutations-in-part, substitutes, reexaminations, reissues and all other applications for patent which have been or shall be filed in the United States and all foreign countries on the inventions based upon the invention; all original, reissued and reexamined patent's and extensions thereof which have been or shall be issued in the United States and all foreign countries on the invention to the full end of the term or terms for which the Patents may be granted, as fully and entirely as the same would have been held by the undersigned Assignors had this Agreement not been made; and specifically including all rights of priority created by the Patent under any treaty, convention or law relating thereto.

Assignors agree, when requested, to carry out in good faith the intent and purpose of this Agreement, to execute and deliver to Assignee, all non-provisionals, divisionals, continuations, continuations-in-part, substitutes, reexaminations, reissues, and all other patent applications on the inventions; all lawful oaths, declarations, assignments, powers of attorney and other papers; communicate to Assignee all facts known to Assignors relating to the invention and the history thereof; and generally do everything possible which Assignee shall consider desirable for vesting title to the invention in Assignee, and for securing, maintaining and enforcing proper patent protection for the inventions; the Assignors agree to execute any papers or perform any acts required to establish, vest or protect the Assignee's rights therein or required by Assignee to obtain said patent, without any additional payment therefor, but without any expense to Assignors.

Date: 3-6-09 Inventor: [signature]
Dennis McGuire

Date: 03/06/09 Inventor: [signature]
Sanjeev Jakhete

STATE OF)
)
COUNTY OF)

Before me this 06 day of MARCH 2009, personally appeared Dennis McGuire and Sanjeev Jakhete, the above named individuals, to me known to be the persons described in, and who executed the foregoing assignment instrument and acknowledge to me that they executed the same on their own free will for the purpose therein expressed.

DAVID A. DOWN ★ MY COMMISSION EXPIRES ★ NOTARY PUBLIC STATE OF FLORIDA

Notary Public [signature]

Personally known ✓

or Product Identification ______
Type of Identification Produced ______

ASSIGNMENT

ASSIGNOR:	Dennis McGuire			
	Status:	an individual		
	Address:	3515 SE Lionel Terrace		
	City:	Stuart	State/Zip:	FL 34997
ASSIGNOR:	Sanjeev Jakhete			
	Status:	an individual		
	Address:	3515 SE Lionel Terrace		
	City:	Stuart	State/Zip:	FL 34997
ASSIGNEE:	Ecosphere Technologies, Inc.			
	Status:	a Florida corporation		
	Address:	3515 SE Lionel Terrace		
	City:	Stuart	State/Zip:	FL 34997

TITLE OF INVENTION: IMPROVED REACTOR TANK
U.S. PATENT SERIAL NO.:__________ U.S. FILING DATE:__________
ATTY DOCKET NO.: 2016.043

WHEREAS, the Assignors having made the above invention and filed application for Letters Patent of the United States thereon, and the Assignee is desirous of acquiring the same. In consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignors hereby assign to the Assignee, including its successors, assigns, heirs, administrators, all of the Assignors' rights, title and interest in and to the invention and the patent application therefore identified herein and to any and all patents which may evolve therefrom;

NOW, THEREFORE, Assignors intending to be legally bound, hereby assign, transfer and deliver unto Assignee, its successors, legal representatives and assigns, all rights, title and interest in, to and under the Patent Application, including all other rights associated with the invention, including, without limitation, the right to sue for and collect damages for any past infringement of the Patents, and all patent applications related thereto including, but not limited to, all provisionals, non-

ASSIGNMENT

ASSIGNOR:	Dennis McGuire		
Status:	an individual		
Address:	3515 SE Lionel Terrace		
City:	Stuart	State/Zip:	FL 34997

ASSIGNOR:	Sanjeev Jakhete		
Status:	an individual		
Address:	3515 SE Lionel Terrace		
City:	Stuart	State/Zip:	FL 34997

ASSIGNEE:	Ecosphere Technologies, Inc.		
Status:	a Florida corporation		
Address:	3515 SE Lionel Terrace		
City:	Stuart	State/Zip:	FL 34997

TITLE OF INVENTION: IMPROVED REACTOR TANK
U.S. PATENT SERIAL NO.:__________ U.S. FILING DATE:__________
ATTY DOCKET NO.: 2016.043

WHEREAS, the Assignors having made the above invention and filed application for Letters Patent of the United States thereon, and the Assignee is desirous of acquiring the same. In consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignors hereby assign to the Assignee, including its successors, assigns, heirs, administrators, all of the Assignors' rights, title and interest in and to the invention and the patent application therefore identified herein and to any and all patents which may evolve therefrom;

NOW, THEREFORE, Assignors intending to be legally bound, hereby assign, transfer and deliver unto Assignee, its successors, legal representatives and assigns, all rights, title and interest in, to and under the Patent Application, including all other rights associated with the invention, including, without limitation, the right to sue for and collect damages for any past infringement of the Patents, and all patent applications related thereto including, but not limited to, all provisionals, non-

provisionals, divisionals, continuations, continuations-in-part, substitutes, reexaminations, reissues and all other applications for patent which have been or shall be filed in the United States and all foreign countries on the inventions based upon the invention; all original, reissued and reexamined patent's and extensions thereof which have been or shall be issued in the United States and all foreign countries on the invention to the full end of the term or terms for which the Patents may be granted, as fully and entirely as the same would have been held by the undersigned Assignors had this Agreement not been made; and specifically including all rights of priority created by the Patent under any treaty, convention or law relating thereto.

Assignors agree, when requested, to carry out in good faith the intent and purpose of this Agreement, to execute and deliver to Assignee, all non-provisionals, divisionals, continuations, continuations-in-part, substitutes, reexaminations, reissues, and all other patent applications on the inventions; all lawful oaths, declarations, assignments, powers of attorney and other papers; communicate to Assignee all facts known to Assignors relating to the invention and the history thereof; and generally do everything possible which Assignee shall consider desirable for vesting title to the invention in Assignee, and for securing, maintaining and enforcing proper patent protection for the inventions; the Assignors agree to execute any papers or perform any acts required to establish, vest or protect the Assignee's rights therein or required by Assignee to obtain said patent, without any additional payment therefor, but without any expense to Assignors.

Date: 4/12/10 Inventor: [signature]
Dennis McGuire

Date: 4/12/10 Inventor: [signature]
Sanjeev Jakhete

STATE OF Florida)
)
COUNTY OF Martin)

Before me this 12 day of APRIL 2010, personally appeared Dennis McGuire and Sanjeev Jakhete, the above named individuals, to me known to be the persons described in, and who executed the foregoing assignment instrument and acknowledge to me that they executed the same on their own free will for the purpose therein expressed.

DAVID A. DONN
MY COMMISSION # DD 917455
EXPIRES December 16, 2013
NOTARY PUBLIC, STATE OF FLORIDA

[signature]
Notary Public

Personally known ✓
or Product Identification ______
Type of Identification Produced ______

ASSIGNMENT

ASSIGNOR:	Dennis McGuire			
	Status:	an individual		
	Address:	3515 SE Lionel Terrace		
	City:	Stuart	State/Zip:	FL 34997
ASSIGNOR:	Sanjeev Jakhete			
	Status:	an individual		
	Address:	3515 SE Lionel Terrace		
	City:	Stuart	State/Zip:	FL 34997
ASSIGNEE:	Ecosphere Technologies, Inc.			
	Status:	a Florida corporation		
	Address:	3515 SE Lionel Terrace		
	City:	Stuart	State/Zip:	FL 34997

TITLE OF INVENTION: HYDRODYNAMIC CAVITATION DEVICE
U.S. PATENT SERIAL NO.:__________ U.S. FILING DATE:__________
ATTY DOCKET NO.: 2016.046

WHEREAS, the Assignors having made the above invention and filed application for Letters Patent of the United States thereon, and the Assignee is desirous of acquiring the same. In consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignors hereby assign to the Assignee, including its successors, assigns, heirs, administrators, all of the Assignors' rights, title and interest in and to the invention and the patent application therefore identified herein and to any and all patents which may evolve therefrom;

NOW, THEREFORE, Assignors intending to be legally bound, hereby assign, transfer and deliver unto Assignee, its successors, legal representatives and assigns, all rights, title and interest in, to and under the Patent Application, including all other rights associated with the invention, including, without limitation, the right to sue for and collect damages for any past infringement of the Patents, and all patent applications related thereto including, but not limited to, all provisionals, non-provisionals, divisionals, continuations, continuations-in-part, substitutes, reexaminations, reissues

and all other applications for patent which have been or shall be filed in the United States and all foreign countries on the inventions based upon the invention; all original, reissued and reexamined patent's and extensions thereof which have been or shall be issued in the United States and all foreign countries on the invention to the full end of the term or terms for which the Patents may be granted, as fully and entirely as the same would have been held by the undersigned Assignors had this Agreement not been made; and specifically including all rights of priority created by the Patent under any treaty, convention or law relating thereto.

Assignors agree, when requested, to carry out in good faith the intent and purpose of this Agreement, to execute and deliver to Assignee, all non-provisionals, divisionals, continuations, continuations-in-part, substitutes, reexaminations, reissues, and all other patent applications on the inventions; all lawful oaths, declarations, assignments, powers of attorney and other papers; communicate to Assignee all facts known to Assignors relating to the invention and the history thereof; and generally do everything possible which Assignee shall consider desirable for vesting title to the invention in Assignee, and for securing, maintaining and enforcing proper patent protection for the inventions; the Assignors agree to execute any papers or perform any acts required to establish, vest or protect the Assignee's rights therein or required by Assignee to obtain said patent, without any additional payment therefor, but without any expense to Assignors.

Date: 5/7/2010 Inventor: [signature]
Dennis McGuire

Date: 5/7/2010 Inventor: [signature] Jakhete
Sanjeev Jakhete

STATE OF)
)
COUNTY OF)

Before me this 7TH day of MAY 2010, personally appeared Dennis McGuire and Sanjeev Jakhete, the above named individuals, to me known to be the persons described in, and who executed the foregoing assignment instrument and acknowledge to me that they executed the same on their own free will for the purpose therein expressed.

DAVID A. DONN MY COMMISSION EXPIRES December 18, 2013 #DD 917455 NOTARY PUBLIC, STATE OF FLORIDA

[signature]
Notary Public

Personally known ✓

or Product Identification ____________
Type of Identification Produced ____________

ASSIGNMENT

ASSIGNOR:	Dennis McGuire			
	Status:	an individual		
	Address:	3515 SE Lionel Terrace		
	City:	Stuart	State/Zip:	FL 34997
ASSIGNOR:	Sanjeev Jakhete			
	Status:	an individual		
	Address:	3515 SE Lionel Terrace		
	City:	Stuart	State/Zip:	FL 34997
ASSIGNEE:	Ecosphere Technologies, Inc.			
	Status:	a Florida corporation		
	Address:	3515 SE Lionel Terrace		
	City:	Stuart	State/Zip:	FL 34997

TITLE OF INVENTION: PRECIPITATION OF HARDNESS SALT IN FLOW BACK AND PRODUCED WATER
U.S. PATENT SERIAL NO.:__________ U.S. FILING DATE:__________
ATTY DOCKET NO.: 2016.048

WHEREAS, the Assignors having made the above invention and filed application for Letters Patent of the United States thereon, and the Assignee is desirous of acquiring the same. In consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignors hereby assign to the Assignee, including its successors, assigns, heirs, administrators, all of the Assignors' rights, title and interest in and to the invention and the patent application therefore identified herein and to any and all patents which may evolve therefrom;

NOW, THEREFORE, Assignors intending to be legally bound, hereby assign, transfer and deliver unto Assignee, its successors, legal representatives and assigns, all rights, title and interest in, to and under the Patent Application, including all other rights associated with the invention, including, without limitation, the right to sue for and collect damages for any past infringement of the Patents,

and all patent applications related thereto including, but not limited to, all provisionals, non-provisionals, divisionals, continuations, continuations-in-part, substitutes, reexaminations, reissues and all other applications for patent which have been or shall be filed in the United States and all foreign countries on the inventions based upon the invention; all original, reissued and reexamined patent's and extensions thereof which have been or shall be issued in the United States and all foreign countries on the invention to the full end of the term or terms for which the Patents may be granted, as fully and entirely as the same would have been held by the undersigned Assignors had this Agreement not been made; and specifically including all rights of priority created by the Patent under any treaty, convention or law relating thereto.

Assignors agree, when requested, to carry out in good faith the intent and purpose of this Agreement, to execute and deliver to Assignee, all non-provisionals, divisionals, continuations, continuations-in-part, substitutes, reexaminations, reissues, and all other patent applications on the inventions; all lawful oaths, declarations, assignments, powers of attorney and other papers; communicate to Assignee all facts known to Assignors relating to the invention and the history thereof; and generally do everything possible which Assignee shall consider desirable for vesting title to the invention in Assignee, and for securing, maintaining and enforcing proper patent protection for the inventions; the Assignors agree to execute any papers or perform any acts required to establish, vest or protect the Assignee's rights therein or required by Assignee to obtain said patent, without any additional payment therefor, but without any expense to Assignors.

Date: 4/12/10 Inventor: [signature]
Dennis McGuire

Date: 4/12/10 Inventor: [signature]
Sanjeev Jakhete

STATE OF Florida)
COUNTY OF Martin)

Before me this 12 day of APRIL 2010, personally appeared Dennis McGuire and Sanjeev Jakhete, the above named individuals, to me known to be the persons described in, and who executed the foregoing assignment instrument and acknowledge to me that they executed the same on their own free will for the purpose therein expressed.

DAVID A. DONN MY COMMISSION EXPIRES December 16, 2013 #DD 917455 Bonded thru Notary Public Underwriters NOTARY PUBLIC, STATE OF FLORIDA

[signature]
Notary Public

Personally known ✓
or Product Identification
Type of Identification Produced

Atty Docket No. 2016.035

ASSIGNMENT

ASSIGNOR:	Dennis McGuire			
	Status:	an individual		
	Address:	3231 SE St. Lucie Boulevard		
	City:	Stuart	State/Zip:	FL 34997

ASSIGNOR:	Sanjeev Jakhete			
	Status:	an individual		
	Address:	3515 SE Lionel Terrace		
	City:	Stuart	State/Zip:	FL 34996

ASSIGNEE:	Ecosphere Technologies, Inc.			
	Status:	a Florida corporation		
	Address:	3515 SE Lionel Terrace		
	City:	Stuart	State/Zip:	FL 34997

TITLE OF INVENTION: ENHANCED WATER TREATMENT FOR RECLAMATION OF WASTE FLUIDS AND INCREASED EFFICIENCY TREATMENT OF POTABLE WATERS
U.S. PATENT SERIAL NO.:__________ U.S. FILING DATE: __________

The Assignors having made the above invention and filed application for Letters Patent of the United States thereon, and the Assignee being desirous of acquiring the same; in consideration of One Dollar ($1.00) and other good and valuable consideration, the Assignors hereby assign to the Assignee, including its successors, assigns, heirs, administrators, all of the Assignors' right, title and interest in and to the invention and the patent application therefore identified herein and to any and all patents which may evolve therefrom;

The Assignors assign all of their right, title and interest in and to said invention in all foreign countries, and all applications for Letters Patent in foreign countries on said invention and any Letters Patent which may evolve therefrom, including the right to claim International Convention priority; and in and to, all Letters Patent to be obtained for said invention by the

above application or any continuation, division, renewal, or substitute thereof, and as to letters patent any reissue or re-examination thereof;

The Assignors agree to execute any papers or perform any acts required to establish, vest or protect the Assignee's rights therein or required by Assignee to obtain said patent, without any additional payment therefor, but without any expense to Assignor.

Date: 8/2/07

Dennis McGuire

Date: 8/2/07

Sanjeev Jakhete

STATE OF Florida)
)
COUNTY OF Marin)

Before me this 2 day of August 2007, personally appeared Dennis McGuire and Sanjeev Jakhete, the above named individual, to me known to be the person described in, and who executed the foregoing assignment instrument and acknowledge to me that he executed the same on his own free will for the purpose therein expressed.

Notary Public

Personally known ______
or Product Identification X
Type of Identification Produced FL DL

DAWNA M. BENSON
Notary Public - State of Florida
My Commission Expires Jun 1, 2008
Commission # DD 436261

ASSIGNMENT

ASSIGNOR:	Dennis McGuire		
	Status:	an individual	
	Address:	3231 SE St. Lucie Boulevard	
	City:	Stuart	State/Zip: FL 34997
ASSIGNOR:	Sanjeev Jakhete		
	Status:	an individual	
	Address:	3515 SE Lionel Terrace	
	City:	Stuart	State/Zip: FL 34997
ASSIGNEE:	Ecosphere Technologies, Inc.		
	Status:	a Florida corporation	
	Address:	3515 SE Lionel Terrace	
	City:	Stuart	State/Zip: FL 34997

TITLE OF INVENTION: ENHANCED WATER TREATMENT FOR RECLAMATION OF WASTE FLUIDS AND INCREASED EFFICIENCY TREATMENT OF POTABLE WATERS
U.S. PATENT SERIAL NO.:______________ U.S. FILING DATE:______________
ATTY DOCKET NO.: 2016.041

WHEREAS, the Assignors having made the above invention and filed application for Letters Patent of the United States thereon, and the Assignee is desirous of acquiring the same. In consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignors hereby assign to the Assignee, including its successors, assigns, heirs, administrators, all of the Assignors' rights, title and interest in and to the invention and the patent application therefore identified herein and to any and all patents which may evolve therefrom;

NOW, THEREFORE, Assignors intending to be legally bound, hereby assign, transfer and deliver unto Assignee, its successors, legal representatives and assigns, all rights, title and interest in, to and under the Patent Application, including all other rights associated with the invention, including, without limitation, the right to sue for and collect damages for any past infringement of the Patents, and all patent applications related thereto including, but not limited to, all provisionals, non-

provisionals, divisionals, continutations, continutations-in-part, substitutes, reexaminations, reissues and all other applications for patent which have been or shall be filed in the United States and all foreign countries on the inventions based upon the invention; all original, reissued and reexamined patent's and extensions thereof which have been or shall be issued in the United States and all foreign countries on the invention to the full end of the term or terms for which the Patents may be granted, as fully and entirely as the same would have been held by the undersigned Assignors had this Agreement not been made; and specifically including all rights of priority created by the Patent under any treaty, convention or law relating thereto.

Assignors agree, when requested, to carry out in good faith the intent and purpose of this Agreement, to execute and deliver to Assignee, all non-provisionals, divisionals, continuations, continuations-in-part, substitutes, reexaminations, reissues, and all other patent applications on the inventions; all lawful oaths, declarations, assignments, powers of attorney and other papers; communicate to Assignee all facts known to Assignors relating to the invention and the history thereof; and generally do everything possible which Assignee shall consider desirable for vesting title to the invention in Assignee, and for securing, maintaining and enforcing proper patent protection for the inventions; the Assignors agree to execute any papers or perform any acts required to establish, vest or protect the Assignee's rights therein or required by Assignee to obtain said patent, without any additional payment therefor, but without any expense to Assignors.

Date: 03-06-09 Inventor: [signature]
Dennis McGuire

Date: 03/06/09 Inventor: [signature]
Sanjeev Jakhete

STATE OF)
)
COUNTY OF)

Before me this 06 day of MARCH 2009, personally appeared Dennis McGuire and Sanjeev Jakhete, the above named individuals, to me known to be the persons described in, and who executed the foregoing assignment instrument and acknowledge to me that they executed the same on their own free will for the purpose therein expressed.

Notary Public [signature]

Personally known ✓

or Product Identification ______

Type of Identification Produced ______